                                                                   EXHIBIT 10(s)

                  AMENDMENT TO THE REVOLVING CREDIT AGREEMENT

THIS SECOND AMENDMENT dated as of May 9, 1997 to the Revolving Credit Agreement dated June 15, 1995 (collectively, the "Agreement") between INTERNATIONAL RECTIFIER CORPORATION (the "Borrower") and NationsBank of Texas, N.A. ("NationsBank") WITNESS the following:

     WHEREAS the Borrower has requested that NationsBank amend the Agreement to modify certain covenants and restrictions for a temporary period; and

     WHEREAS, upon the terms and conditions contained herein, NationsBank is willing to approve such modifications of these covenants and restrictions for a temporary period;

     NOW, THEREFORE, NationsBank and the Borrower agree as follows:

     1. FINANCIAL CONDITION. NationsBank and the Borrower agree that the ratio of "Consolidated Debt to Effective Tangible Net Worth" contained in Section 6.18 (b) shall be amended. To that end, Section 6.18 (b) is hereby modified to delete the ratio of .90 to 1, and to insert in its place the following:

              1.00 to 1 for the three months ended 6/30/97
              1.00 to 1 for the six months ended 12/31/97
              .95 to 1 for the six months ended 6/30/98
              .90 to 1 for the remainder of the Agreement.

     2. FINANCIAL CONDITION. NationsBank and the Borrower agree that the definition of "Consolidated Operating Loss" contained in Section 6.19 shall be amended. To that end, the following language is added to
        Section 6.19:

              For purposes of this covenant, the definition of "Consolidated Operating Loss", as defined under GAAP, shall be modified to exclude a one-time charge of up to $80 million for restructuring and asset impairment charges contemplated by the Borrower in its Fiscal Year ended June 30, 1997. Such charges shall include associated inventory write-downs of up to $5 million.

     3. FINANCIAL CONDITION. NationsBank and the Borrower agree that the definition of "Net Income" contained in Section 6.18 (d) shall be amended. To that end, the following language is added to Section
        6.18 (d):


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              For purposes of this covenant, the definition of
              net income, as defined under GAAP, shall be modified to exclude a one-time charge of up to $60 million for non-cash restructuring and asset impairment charges contemplated by the Borrower in its Fiscal Year ended June 30, 1997.

     4. REPRESENTATIONS AND WARRANTIES. In order to induce NationsBank to enter this Second Amendment and to modify the Agreement in the manner provided in this Second Amendment, the Borrower hereby warrants that
        (i) the representations and warranties contained in Section 5 of the Agreement are true and correct on the date of this Second Amendment, and (ii) no Event of Default, as specified in Section 7 of the Agreement and, except as disclosed by the Borrower to its domestic banks on May 2, 1997, no event which with notice or lapse of time or both would become such and Event of Default, has occurred and is continuing on the date of the Second Amendment.

     5. AGREEMENT OTHERWISE UNALTERED. Except as expressly modified by this Second Amendment, the Agreement shall continue to be and shall remain in full force and effect.

        IN WITNESS WHEREOF, NationsBank and the Borrower by their respective duly authorized officers or representatives have caused this Second Amendment to be duly executed as of the day and year first written above.

                                       INTERNATIONAL RECTIFIER CORPORATION

                                         /s/ Michael P. McGee
                                       ---------------------------------------

                                       By:
                                           -----------------------------------

                                       Title: V.P. + CHIEF FINANCIAL OFFICER
                                              --------------------------------

                                                NATIONSBANK OF TEXAS, N.A.


                                       ---------------------------------------

                                       By: /s/ Yousuf Omar
                                           -----------------------------------

                                       Title: Senior Vice President
                                              --------------------------------


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                               THIRD AMENDMENT
                                     TO
                         REVOLVING CREDIT AGREEMENT

     THIS THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Third Amendment"), is made and entered into as of June 5, 1997, by and between NATIONSBANK OF TEXAS, N.A. ("NationsBank") and INTERNATIONAL RECTIFIER CORPORATION (the "Borrower").

                                 WITTNESSETH:

     WHEREAS, the parties hereto made and entered into as of June 15, 1995 a certain Revolving Credit Agreement as amended by the First Amendment to Revolving Credit Agreement dated as of June 6, 1996, and the Second Amendment to Revolving Credit Agreement dated as of May 9, 1997 (the "Agreement"); and

     WHEREAS, the parties hereto desire to amend the Agreement in the particulars hereinafter set forth;

     NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. DEFINITIONS. Unless otherwise specifically defined herein, all defined terms used herein shall have their respective meanings set forth in the Agreement.

     2. AMENDMENT. Section 1.01(cc) of the Agreement is hereby amended by deleting in its entirety the definition of "Maturity Date" and substituting in lieu thereof the following definition:

         "(cc)`Maturity' Date shall mean June 4, 1998 or the date of termination of the Commitment pursuant to Section 7 of this Agreement, whichever shall occur first."

     3. REPRESENTATIONS AND WARRANTIES. By the execution of this Third Amendment, the Borrower represents and warrants that (i) after giving effect to this Third Amendment, the representations and warranties stated in the Agreement are true and correct as of the date hereof; and (ii) after giving effect to this Third Amendment, neither an Event of Default, as defined in the Agreement, nor any event which with the lapse of time or notice or both could become an Event of Default, has occurred as of the date hereof.


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     4.  EFFECTIVENESS.

              (a) Except to the extent specifically waived, amended and supplemented hereby, all of the terms, conditions and provisions of the Agreement shall remain unmodified, and the Agreement, as amended and supplemented by this Third Amendment, is confirmed as being in full force and effect.

              (b) All references to the Agreement herein or in any other document or instrument between the parties hereto shall hereafter be construed to be references to the Agreement as modified by this Third Amendment.

              (c) This Third Amendment shall be effective upon receipt by NationsBank of a counterpart of this Third Amendment executed by the Borrower.

     5. COUNTERPARTS. This Third Amendment may be executed by the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     6. GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

     7. NOTICE OF FINAL AGREEMENT. THIS THIRD AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the date and year first above written.


NATIONSBANK OF TEXAS, N.A.               INTERNATIONAL RECTIFIER
                                         CORPORATION

By: /s/ Yousuf Omar                      By: /s/ M. McGee
   -----------------------                   ------------------------
Name: Yousuf Omar                        Name: M. McGee
     ---------------------                     ----------------------
Title: SVP                               Title: V.P. + CHIEF FINANCIAL OFFICER
      --------------------                     ---------------------------------

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